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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 11, 2005

                    Theater Xtreme Entertainment Group, Inc.
             -----------------------------------------------------

             (Exact name of Registrant as specified in its charter)

             Florida                   000-26845             65-0913583
 -------------------------------      -------------    ---------------------
 (State or other jurisdiction of      (Commission         (I.R.S. Employer
  incorporation or organization)      File Number)      Identification No.)

    250 Corporate Boulevard, Suites E &F, Newark, Delaware            19702
    ------------------------------------------------------          ---------
      (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:         (302) 455-1334
                                                            --------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Theater Xtreme Entertainment Group, Inc. (the "Registrant") is filing this
Amendment No. 1 to its Current Report on Form 8-K dated February 11, 2005 and filed on February 17, 2005, to include the required financial statements and pro forma financial information.

Item 9.01.  Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.


          The balance sheet of Theater Xtreme, Inc., one of the constituent corporations to a merger effected on February 11, 2005, at December 31, 2004 (unaudited), and the related consolidated statements of operations, stockholders' deficit and comprehensive loss, and cash flows for the six-months ended December 31, 2004, including the notes thereto, are included as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)       Pro forma Financial Information.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

                    THEATER XTREME ENTERTAINMENT GROUP, INC.

The following unaudited pro forma financial information for Theater Xtreme Entertainment Group, Inc. has been prepared to illustrate the acquisition of BF Acquisition Group II, Inc. by Theater Xtreme, Inc. in the merger transaction with BF Acquisition Group II, Inc. (which changed its name to Theater Xtreme Entertainment Group, Inc.) becoming the surviving company. Under accounting principles generally accepted in the United States, the share exchange is considered to be a capital transaction in substance, rather than a business combination. That is, the share exchange is equivalent to the issuance of stock by Theater Xtreme for the net monetary assets of BF Acquisition Group II, Inc., accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the share exchange will be identical to that resulting from a reverse acquisition, except no goodwill will be recorded. Under reverse takeover accounting, the post reverse acquisition comparative historical financial statements of the legal acquirer, BF Acquisition Group II, Inc. are those of the legal acquiree, Theater Xtreme, which is considered to be the accounting acquirer.

The unaudited pro forma financial information combines the historical financial information of TheaterXtreme, Inc. and BF Acquisition Group II, Inc. as of December 31, 2004 and for the six months then ended and for the year ended June 30, 2004.

The unaudited pro forma balance sheet at December 31, 2004 assumes the merger was completed on such date. The unaudited pro forma statements of operations give effect to the merger as if the merger had been completed on July 1, 2003.

Under the terms of the merger agreement, as of February 11, 2005, the effective date described therein, each stockholder of TheaterXtreme, Inc. received 4.60 shares of voting common stock of BF Acquisition Group II, Inc. in exchange for each share of Theater Xtreme, Inc. common stock held by such shareholder. Subsequent to the merger, the surviving corporation changed its name to Theater Xtreme Entertainment Group, Inc.

This unaudited pro forma financial information is for information purposes only. It does not purport to indicate the results that would have actually been obtained had the acquisition been completed on the assumed dates or for the periods presented, or which may be realized in the future. The accounting adjustments reflected in these unaudited pro forma consolidated financial information included herein are preliminary and are subject to change.


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



                                         Theater Extreme Entertainment Group, Inc.
                                             Unaudited Pro Forma Balance Sheet
                                                  As of December 31, 2004



                                    Historical               Historical                                     Pro Forma
                                  BF Acquisition               Theater                                    Theater Xtreme
                                  Group II, Inc.            Xtreme, Inc.            Pro Forma             Entertainment
                                 October 31, 2004         December 31, 2004        Adjustments             Group, Inc.
                                -------------------     ---------------------    ----------------      ---------------------
Assets

Current Assets:
   Cash and equivalents                         $-                  $155,978                                       $155,978
   Accounts receivable, net
of allowance of $ -                              -                    11,794                                         11,794
   Inventory                                     -                   275,542                                        275,542
   Prepaid expenses                              -                    26,852                                         26,852
                                -------------------     ---------------------                          ---------------------
                                                 -                   470,166                                        470,166

Property and Equipment, net                      -                   194,171                                        194,171

Other Assets:
   Deposits                                      -                     5,760                                          5,760
                                -------------------     ---------------------                          ---------------------

                                                $-                  $670,097                                       $670,097
                                ===================     =====================                          =====================

Liabilities and Stockholders'
Deficit

Current Liabilities:
   Short-term borrowings                        $-                  $ 50,000                                        $50,000
   Current portion of
long-term debt                                   -                     7,416                                          7,416
   Accounts payable and
accrued expenses                             1,931                   228,308                                        230,239
   Payroll liabilities                           -                    30,545                                         30,545
   Deferred revenue                              -                   398,836                                        398,836
   Due to affiliates                         7,975                         -                                          7,975
   Due to officer and
shareholder                                    300                     3,485                                          3,785
                                -------------------     ---------------------                          ---------------------
                                            10,206                   718,590                                        728,796

Long-term Liabilities                            -                    24,770                                         24,770
                                -------------------     ---------------------                          ---------------------





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


                                    Historical               Historical
                                  BF Acquisition               Theater                                            Pro Forma
                                  Group II, Inc.            Xtreme, Inc.                                     Theater Xtreme
                                   October 31,              December 31,            Pro Forma                 Entertainment
                                        2004                    2004               Adjustments                  Group, Inc.
                                -------------------     ---------------------    ----------------      ---------------------

Total Liabilities                           10,206                   743,360                                        753,566
                                -------------------     ---------------------                          ---------------------

Stockholders' Deficit:
   Preferred stock, no par
value; 5,000,000 shares
authorized,
     no shares issued and
outstanding                                      -                         -                                              -
   Common stock, $0.001 par
value; 50,000,000 shares
     authorized, 825,000
shares issued and outstanding                  825                         -     11,270            A                 12,095
   Common stock, $0.001par
value; 2,500,000 shares
     authorized; 2,450,000
shares issued and outstanding                    -                     2,450     (2,450)           A                      -
   Additional paid-in capital                5,116                   572,550     (8,820)           A                568,846
   Accumulated deficit                    (16,147)                 (648,263)                                      (664,410)
                                -------------------     ---------------------                          ---------------------

Total Stockholders' Deficit               (10,206)                  (73,263)                                       (83,469)
                                -------------------     ---------------------                          ---------------------

                                                $-                  $670,097                                       $670,097
                                ===================     =====================                          =====================




A  - To record the issuance of 11,270,000  shares of BF Acquisition  Group II,
     Inc. in exchange for 2,450,000 shares of Theater Xtreme, Inc.




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


                                         Theater Xtreme Entertainment Group, Inc.
                                        Unaudited Pro Forma Statement of Operations
                                        For the six months ended December 31, 2004




                                 Historical                   Historical
                               BF Acquisition                   Theater                                      Pro Forma
                               Group II, Inc.                Xtreme, Inc.                                 Theater Xtreme
                              six months ended             six months ended            Pro Forma           Entertainment
                              October 31, 2004            December 31, 2004           Adjustments           Group, Inc.
                          -------------------------    -------------------------    ---------------    ---------------------

Retail sales                                    $-                  $ 1,092,291                                 $ 1,092,291


Cost of goods sold                               -                      693,280                                     693,280
                          -------------------------    -------------------------                       ---------------------


Gross profit                                     -                      399,011                                     399,011
                          -------------------------    -------------------------                       ---------------------


Occupancy expenses                               -                       94,782                                      94,782
Selling, general and
administrative expenses                      4,965                      642,214                                     647,179
                          -------------------------    -------------------------                       ---------------------
                                             4,965                      736,996                                     741,961
                          -------------------------    -------------------------                       ---------------------


Loss from operations                       (4,965)                    (337,985)                                   (342,950)


Interest expense                                 -                     (14,530)                                    (14,530)
                          -------------------------    -------------------------                       ---------------------


Net loss                                  $(4,965)                  $ (352,515)                                 $ (357,480)
                          =========================    =========================                       =====================






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


                                          Theater Xtreme Entertainment Group, Inc.
                                         Unaudited Pro Forma Statement of Operations
                                              For the year ended June 30, 2004




                                        Historical              Historical
                                      BF Acquisition              Theater                                      Pro Forma
                                      Group II, Inc.           Xtreme, Inc.                                 Theater Xtreme
                                        year ended              year ended              Pro Forma            Entertainment
                                     April 30, 2004           June 30, 2004            Adjustments            Group, Inc.
                                   --------------------    ---------------------   -------------------   ---------------------

Retail sales                                   $     -              $   933,669                                   $   933,669


Cost of goods sold                                   -                  606,157                                       606,157
                                   --------------------    ---------------------                         ---------------------


Gross profit                                         -                  327,512                                       327,512
                                   --------------------    ---------------------                         ---------------------


Occupancy expenses                                   -                   65,370                                        65,370
Selling, general and
administrative expenses                        (2,269)                  554,247                                       551,978
                                   --------------------    ---------------------                         ---------------------
                                               (2,269)                  619,617                                       617,348
                                   --------------------    ---------------------                         ---------------------


Loss from operations                             2,269                (292,105)                                     (289,836)

Interest income                                      -                    1,120
Interest expense                                     -                  (4,763)                                       (4,763)
                                   --------------------    ---------------------                         ---------------------


Net income (loss)                              $ 2,269              $ (295,748)                                   $ (294,599)
                                   ====================    =====================                         =====================







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         (c)      Exhibits

Number                     Description of Document
------                     -----------------------

2.1 Agreement and Plan of Merger by and between Theater Xtreme, Inc., BF Acquisition Group II, Inc., Scott Oglum, William R. Colucci and David
         M. Bovi dated February 11, 2005  (incorporated  by reference to Exhibit
         2.1 of the Registrant's Current Report on Form 8-K filed on February 17, 2005)

3.1 Certificate of Merger of Theater Xtreme, Inc. with and into BF Acquisition Group II, Inc. as filed with the Florida Department of State on February 11, 2005 (incorporated by reference to Exhibit 3.1 of the Registrant's Current Report on Form 8-K filed on February 17, 2005)

3.2 Amended and Restated By-laws of Theater Xtreme Entertainment Group, Inc. (incorporated by reference to Exhibit 3.2 of the Registrant's Current Report on Form 8-K filed on February 17, 2005)

99.1 The financial statements of Theater Xtreme, Inc. as of and for the six months ended December 31, 2004





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Theater Xtreme Entertainment Group, Inc.
                                      (Registrant)

April 12, 2005                        By:     /s/    Scott Oglum
                                              ------------------
                                      Name:   Scott Oglum
                                      Title:  President





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